UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10053
                                   811-10089

Name of Fund: Merrill Lynch Low Duration Fund of Merrill Lynch Investment
              Managers Funds, Inc.
              Low Duration Master Portfolio of Fund Asset Management Master
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 - Report to Stockholders

Annual Report
June 30, 2006

Merrill Lynch
Low Duration Fund
Of Merrill Lynch Investment Managers Funds, Inc.

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


2       MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

We are pleased to present to you the management team of

Merrill Lynch Low Duration Fund

[PHOTO OMITTED]

Senior Portfolio Managers Pat Maldari, who joined Merrill Lynch Investment Managers in 1984, and Jim Pagano, who joined Merrill Lynch Investment Managers in 1997, co-head Merrill Lynch Low Duration Fund. Mr. Maldari received a bachelor's degree from Montclair State University. He is a CFA(R) charterholder and a member of the CFA Institute and the New York Society of Security Analysts (NYSSA). Mr. Pagano received a bachelor's degree from the United States Naval Academy and is a CFA charterholder. Mr. Maldari and Mr. Pagano's team also includes John Burger and Frank Viola, the corporate bond and mortgage-backed managers, respectively. Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of the CFA Institute and NYSSA. Mr. Viola earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Managers .........................     4
Announcement to Shareholders .............................................     6
Performance Data .........................................................     6
Disclosure of Expenses ...................................................     9
Fund Financial Statements ................................................    10
Fund Financial Highlights ................................................    13
Fund Notes to Financial Statements .......................................    16
Portfolio Information ....................................................    20
Master Portfolio Schedule of Investments .................................    21
Master Portfolio Financial Statements ....................................    26
Master Portfolio Financial Highlights ....................................    28
Master Portfolio Notes to Financial Statements ...........................    29
Disclosure of New Investment Advisory Agreement ..........................    33
Officers & Directors/Trustees ............................................    38

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the CFA Institute.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006          3

A Discussion With Your Fund's Portfolio Managers

      We continued to emphasize high-quality credit and spread product for yield enhancement and total return potential in the portfolio, as the Treasury yield curve remained flat to inverted, offering little investment value.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Merrill Lynch Low Duration Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +1.84%, +1.07%, +1.17%, +2.11% and +1.58%, respectively. For the same period, the Fund's unmanaged benchmark, the Merrill Lynch 1 - 3 Year Corporate and Government Index, returned +1.94%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

It was a challenging period for fixed income investment. The Federal Reserve Board (the Fed), in its continuing effort to stave off inflation, advanced its measured program of monetary tightening. During this period, the Fed increased the federal funds rate (the short-term interest rate target) eight times, bringing the target rate from 3.25% to 5.25%. In all, the Fed has increased interest rates 17 times since June 2004, for a total increase in the federal funds rate of 4.25%. In response to the most recent interest rate hikes, and despite some uncertain rhetoric from new Fed Chairman Ben Bernanke, yields rose all along the curve. After flattening considerably during the course of the Fed's interest rate-hiking campaign, the Treasury yield curve inverted intermittently throughout the latter six months of the year, with short-term yields exceeding longer-term yields.

Because bond prices move in the opposite direction of yields, the rising interest rates exerted significant downward price pressure on fixed income securities. In all, six-month Treasury bill yields rose 190 basis points (1.90%) to 5.24% while 10-year yields rose 121 basis points to 5.15%. These yields reflect the inverted shape of the curve at period-end. Amid these conditions, many fixed income asset classes posted negative returns.

What factors most influenced Fund performance?

The Fund provided competitive returns for the period relative to its benchmark. Performance continued to benefit from our short duration profile, which served to limit the Fund's sensitivity to interest rate risk. This helped to protect the portfolio's underlying value as rates rose all along the curve. Additionally, our yield curve strategy, which included a continued underweighting of the short end, proved advantageous as the two-year sector of the curve continued to suffer under the weight of a higher federal funds rate.

Also benefiting performance versus the benchmark was our overweight exposure to credit and spread sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), collateralized MBS (CMBS) and corporate bonds. We maintained a position in these sectors representing roughly 80% of portfolio assets throughout the period. This compares to the index's composition of 40% spread sectors and 60% Treasury and agency securities. Because they are not as affected by interest rate changes as Treasury securities, these sectors of the market are less susceptible to interest rate risk and offer excess return versus Treasuries. We focused particularly on high-quality spread sectors, including ABS (19%) and CMBS (6%).

What changes were made to the portfolio during the period?

In the first half of the year, we reduced the Fund's exposure to corporate bonds by approximately 5%, from roughly 40% of net assets to approximately 35%. Much of the reduction came in the auto sector, which experienced significant credit deterioration and spread widening in the spring as earnings disappointments in the industry began to take a toll. The assets from the sale of the corporate bonds were applied to Treasury issues, increasing our allocation from 1% of net


4       MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006
assets to 9% at period-end. This reallocation was mainly initiated because spreads in the corporate sector continued to tighten and in some cases had moved through our level of fair value. Some of the cash from the sale of our corporate bonds also was redeployed into structured fixed income assets, such as ABS, which were particularly attractive given their high credit quality (AAA rating) and their attractive yields. In the second half of the year, we maintained a consistent weighting in investment grade corporate bonds of about 33% of net assets, but moved up slightly in credit quality.

Overall, we continue to favor higher-quality credits with an emphasis on structured assets, such as ABS, CMBS and MBS. In particular, we added to our position in mortgage product, particularly in the home equity loan sector. We increased our allocation to MBS from 16% of net assets one year ago to 19% at period-end. In our view, mortgage product offers attractive yield while providing consistent cash flow.

In terms of duration, we remained short relative to our benchmark throughout the year. By period-end, the Fund's duration, at 1.55 years, was approximately 10% underweight relative to the index's duration of 1.72 years. We believe this is the appropriate posture given the relative flatness of the yield curve.

How would you characterize the Fund's position at the close of the period?

We expect economic growth to cool in the face of a weakening housing market and high energy prices, both of which are expected to put a damper on the consumer and its support of the market. A slowdown in economic activity should help to calm some of the inflation fears propagated by the Fed. While this gives us reason for optimism, we believe a relatively conservative approach is warranted amid the current economic uncertainty.

This conservative approach is evident in our relatively short duration profile and emphasis on higher-quality spread product, including CMBS, ABS and investment grade corporate bonds. We remain especially cautious in our approach to the corporate sector, selectively adding individual credits without exposing the Portfolio to too much risk. In a mid-cycle economic slowdown, combined with a steepening Treasury curve, we would expect the credit curve to flatten, allowing high-quality spread sectors to perform well on a relative basis. We ended the period with an 80% allocation to spread sectors, consisting of 33% corporate bonds, 19% ABS, 19% MBS and 6% CMBS.

Overall, we continue to monitor Fed language and the economic data and stand ready to adjust our strategy as conditions warrant.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

July 13, 2006


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006          5

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's/Trust's Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund/Trust upon the closing of the Transaction.

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 3% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

The performance results for Class A, Class B, Class C and Class I Shares depicted on pages 7 and 8 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6       MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I and Class R Shares compared to growth of an investment in the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from June 1996 through June 2006:

               ML Low Duration        ML Low Duration         ML Low Duration
                      Fund +--               Fund +--                Fund +--
               Class A Shares*        Class B Shares*         Class C Shares*
6/96                    $9,700                $10,000                 $10,000
6/97                   $10,430                $10,683                 $10,683
6/98                   $11,217                $11,324                 $11,324
6/99                   $11,470                $11,598                 $11,598
6/00                   $12,058                $12,114                 $12,114
6/01                   $12,980                $12,965                 $12,958
6/02                   $13,568                $13,452                 $13,444
6/03                   $14,295                $14,094                 $14,072
6/04                   $14,389                $14,078                 $14,057
6/05                   $14,697                $14,283                 $14,262
6/06                   $14,967                $14,436                 $14,429

                                                          Merrill Lynch 1 - 3
               ML Low Duration        ML Low Duration        Year Corporate &
                      Fund +--               Fund +--              Government
               Class I Shares*        Class R Shares*                 Index++
6/96                   $10,000                $10,000                 $10,000
6/97                   $10,779                $10,726                 $10,664
6/98                   $11,528                $11,414                 $11,395
6/99                   $11,913                $11,737                 $11,985
6/00                   $12,555                $12,308                 $12,574
6/01                   $13,572                $13,239                 $13,759
6/02                   $14,207                $13,789                 $14,698
6/03                   $15,004                $14,558                 $15,525
6/04                   $15,126                $14,639                 $15,639
6/05                   $15,488                $14,915                 $15,981
6/06                   $15,814                $15,151                 $16,292

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/06                               +1.84%            -1.22%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                             +2.89             +2.26
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                              +4.43             +4.12
--------------------------------------------------------------------------------

                                                    Return             Return
                                                 Without CDSC       With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 6/30/06                               +1.07%            -2.86%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                             +2.17             +1.81
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                              +3.74             +3.74
--------------------------------------------------------------------------------

                                                    Return             Return
                                                 Without CDSC       With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 6/30/06                               +1.17%            +0.19%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                             +2.17             +2.17
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                              +3.73             +3.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
One Year Ended 6/30/06                                                    +2.11%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                                  +3.10
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                                                   +4.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                            Return
================================================================================
One Year Ended 6/30/06                                                    +1.58%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                                  +2.74
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                                                   +4.24
--------------------------------------------------------------------------------

*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006          7

Performance Data (concluded)

Recent Performance Results*

                                                                 6-Month        12-Month           10-Year      Standardized
As of June 30, 2006                                           Total Return    Total Return      Total Return    30-Day Yield
============================================================================================================================
ML Low Duration Fund Class A Shares*                              +1.23%          +1.84%           +54.30%          3.91%
----------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                              +0.78           +1.07            +44.36           3.34
----------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                              +0.78           +1.17            +44.29           3.35
----------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class I Shares*                              +1.25           +2.11            +58.14           4.28
----------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class R Shares*                              +1.00           +1.58            +51.51           3.78
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year Corporate & Government Index**           +1.14           +1.94            +62.92             --
----------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.


8       MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                              Expenses Paid
                                                                Beginning                Ending             During the Period*
                                                              Account Value           Account Value         January 1, 2006 to
                                                             January 1, 2006          June 30, 2006           June 30, 2006
==============================================================================================================================
Actual
==============================================================================================================================
Class A                                                         $   1,000               $1,012.30               $    4.54
------------------------------------------------------------------------------------------------------------------------------
Class B                                                         $   1,000               $1,007.80               $    7.92
------------------------------------------------------------------------------------------------------------------------------
Class C                                                         $   1,000               $1,007.80               $    7.87
------------------------------------------------------------------------------------------------------------------------------
Class I                                                         $   1,000               $1,012.50               $    3.29
------------------------------------------------------------------------------------------------------------------------------
Class R                                                         $   1,000               $1,010.00               $    5.78
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Class A                                                         $   1,000               $1,020.29               $    4.56
------------------------------------------------------------------------------------------------------------------------------
Class B                                                         $   1,000               $1,016.92               $    7.95
------------------------------------------------------------------------------------------------------------------------------
Class C                                                         $   1,000               $1,016.96               $    7.90
------------------------------------------------------------------------------------------------------------------------------
Class I                                                         $   1,000               $1,021.53               $    3.31
------------------------------------------------------------------------------------------------------------------------------
Class R                                                         $   1,000               $1,019.05               $    5.81
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.91% for Class A, 1.59% for Class B, 1.58% for Class C, .66% for Class I and 1.16% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006          9

Statement of Assets and Liabilities              Merrill Lynch Low Duration Fund

As of June 30, 2006
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
          Investment in Low Duration Master Portfolio (the "Portfolio"), at value
            (identified cost--$692,408,115) ...............................................                      $678,829,932
          Prepaid expenses ................................................................                            18,321
                                                                                                                 ------------
          Total assets ....................................................................                       678,848,253
                                                                                                                 ------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
          Payables:
             Dividends to shareholders ....................................................    $    670,246
             Distributor ..................................................................         221,752
             Administrator ................................................................         130,120
             Other affiliates .............................................................          72,588         1,094,706
                                                                                               ------------
          Accrued expenses ................................................................                            13,663
                                                                                                                 ------------
          Total liabilities ...............................................................                         1,108,369
                                                                                                                 ------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
          Net assets ......................................................................                      $677,739,884
                                                                                                                 ============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
          Class A Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ...                      $    269,152
          Class B Shares of Common Stock, $.01 par value, 200,000,000 shares authorized ...                            61,048
          Class C Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ...                           143,363
          Class I Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ...                           204,589
          Class R Shares of Common Stock, $.01 par value, 200,000,000 shares authorized ...                             4,386
          Paid-in capital in excess of par ................................................                       714,952,704
          Accumulated distributions in excess of investment income--net ...................    $   (165,146)
          Accumulated realized capital losses allocated from the Portfolio--net ...........     (24,152,029)
          Unrealized depreciation allocated from the Portfolio--net .......................     (13,578,183)
                                                                                               ------------
          Total accumulated losses--net ...................................................                       (37,895,358)
                                                                                                                 ------------
          Net Assets ......................................................................                      $677,739,884
                                                                                                                 ============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
          Class A--Based on net assets of $267,411,038 and 26,915,199 shares outstanding ..                      $       9.94
                                                                                                                 ============
          Class B--Based on net assets of $60,518,852 and 6,104,784 shares outstanding ....                      $       9.91
                                                                                                                 ============
          Class C--Based on net assets of $142,082,770 and 14,336,305 shares outstanding ..                      $       9.91
                                                                                                                 ============
          Class I--Based on net assets of $203,376,727 and 20,458,863 shares outstanding ..                      $       9.94
                                                                                                                 ============
          Class R--Based on net assets of $4,350,497 and 438,558 shares outstanding .......                      $       9.92
                                                                                                                 ============

      See Notes to Financial Statements.


10      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Statement of Operations                          Merrill Lynch Low Duration Fund

For the Year Ended June 30, 2006
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Portfolio:
                      Interest ............................................................                      $ 29,516,929
                      Dividends ...........................................................                           130,637
                      Securities lending--net .............................................                            87,485
                      Expenses ............................................................                        (1,930,131)
                                                                                                                 ------------
                   Total income ...........................................................                        27,804,920
                                                                                                                 ------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                   Administration fees ....................................................    $  1,737,750
                   Account maintenance and distribution fees--Class C .....................       1,441,857
                   Account maintenance and distribution fees--Class B .....................         701,528
                   Account maintenance fees--Class A ......................................         627,732
                   Transfer agent fees--Class A ...........................................         270,059
                   Transfer agent fees--Class I ...........................................         216,715
                   Transfer agent fees--Class C ...........................................         213,463
                   Transfer agent fees--Class B ...........................................         105,389
                   Printing and shareholder reports .......................................          86,944
                   Registration fees ......................................................          77,874
                   Professional fees ......................................................          25,557
                   Account maintenance and distribution fees--Class R .....................          23,152
                   Transfer agent fees--Class R ...........................................           5,007
                   Other ..................................................................          17,646
                                                                                               ------------
                   Total expenses .........................................................                         5,550,673
                                                                                                                 ------------
                   Investment income--net .................................................                        22,254,247
                                                                                                                 ------------
=============================================================================================================================
Realized & Unrealized Loss Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------
                   Realized loss on:
                      Investments--net ....................................................      (1,869,642)
                      Futures contracts and swaps--net ....................................        (392,151)
                      Options written--net ................................................        (170,012)       (2,431,805)
                                                                                               ------------
                   Change in unrealized appreciation/depreciation on:
                      Investments--net ....................................................      (8,341,382)
                      Futures contracts and swaps--net ....................................         (63,232)       (8,404,614)
                                                                                               ------------------------------
                   Total realized and unrealized loss--net ................................                       (10,836,419)
                                                                                                                 ------------
                   Net Increase in Net Assets Resulting from Operations ...................                      $ 11,417,828
                                                                                                                 ============

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         11

Statements of Changes in Net Assets              Merrill Lynch Low Duration Fund

                                                                                                     For the Year Ended
                                                                                                          June 30,
                                                                                               ------------------------------
Increase (Decrease) in Net Assets:                                                                 2006              2005
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................    $ 22,254,247      $ 19,140,966
                   Realized loss--net .....................................................      (2,431,805)       (5,914,342)
                   Change in unrealized appreciation/depreciation--net ....................      (8,404,614)          760,100
                                                                                               ------------------------------
                   Net increase in net assets resulting from operations ...................      11,417,828        13,986,724
                                                                                               ------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A .............................................................      (8,619,359)       (5,925,410)
                      Class B .............................................................      (2,128,686)       (2,340,210)
                      Class C .............................................................      (4,405,599)       (4,298,932)
                      Class I .............................................................      (7,412,136)       (6,691,826)
                      Class R .............................................................        (146,884)          (85,901)
                                                                                               ------------------------------
                   Net decrease in net assets resulting from dividends to shareholders ....     (22,712,664)      (19,342,279)
                                                                                               ------------------------------
=============================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from capital share transactions .....     (36,485,602)       (8,275,277)
                                                                                               ------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets ...........................................     (47,780,438)      (13,630,832)
                   Beginning of year ......................................................     725,520,322       739,151,154
                                                                                               ------------------------------
                   End of year* ...........................................................    $677,739,884      $725,520,322
                                                                                               ==============================
                      * Accumulated distributions in excess of investment income--net .....    $   (165,146)     $   (167,292)
                                                                                               ==============================

      See Notes to Financial Statements.


12      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Financial Highlights                             Merrill Lynch Low Duration Fund

                                                                                  Class A
The following per share data                 -------------------------------------------------------------------------------
and ratios have been derived                                            For the Year Ended June 30,
from information provided in                 -------------------------------------------------------------------------------
the financial statements.                        2006             2005             2004             2003             2002
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......    $     10.10      $     10.16      $     10.38      $     10.16      $     10.19
                                             -------------------------------------------------------------------------------
Investment income--net* .................            .34              .27              .29              .31              .34
Realized and unrealized gain (loss)--net            (.16)            (.05)            (.22)             .23              .12
                                             -------------------------------------------------------------------------------
Total from investment operations ........            .18              .22              .07              .54              .46
                                             -------------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ...............           (.34)            (.28)            (.29)            (.32)            (.48)
   Realized gain--net ...................             --               --               --               --             (.01)
                                             -------------------------------------------------------------------------------
Total dividends and distributions .......           (.34)            (.28)            (.29)            (.32)            (.49)
                                             -------------------------------------------------------------------------------
Net asset value, end of year ............    $      9.94      $     10.10      $     10.16      $     10.38      $     10.16
                                             ===============================================================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......           1.84%            2.14%             .66%            5.36%            4.53%
                                             ===============================================================================
============================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding reorganization expenses .            .91%             .93%             .89%             .95%             .83%
                                             ===============================================================================
Expenses ................................            .91%             .93%             .89%            1.00%            1.02%
                                             ===============================================================================
Investment income--net ..................           3.37%            2.69%            2.78%            3.03%            4.04%
                                             ===============================================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..    $   267,411      $   235,886      $   125,950      $   152,780      $   110,014
                                             ===============================================================================
Portfolio turnover of the Portfolio .....          79.97%           74.53%          107.13%          198.09%           70.92%
                                             ===============================================================================

                                                                               Class B
The following per share data                 ---------------------------------------------------------------------------------
and ratios have been derived                                         For the Year Ended June 30,
from information provided in                 ---------------------------------------------------------------------------------
the financial statements.                        2006            2005            2004             2003                 2002
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......    $     10.08     $     10.14     $     10.37      $     10.14          $     10.18
                                             ---------------------------------------------------------------------------------
Investment income--net* .................            .27             .20             .22              .24                  .37
Realized and unrealized gain (loss)--net            (.16)           (.05)           (.23)             .24                  .01
                                             ---------------------------------------------------------------------------------
Total from investment operations ........            .11             .15            (.01)             .48                  .38
                                             ---------------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ...............           (.28)           (.21)           (.22)            (.25)                (.41)
   Realized gain--net ...................             --              --              --               --                 (.01)
                                             ---------------------------------------------------------------------------------
Total dividends and distributions .......           (.28)           (.21)           (.22)            (.25)                (.42)
                                             ---------------------------------------------------------------------------------
Net asset value, end of year ............    $      9.91     $     10.08     $     10.14      $     10.37          $     10.14
                                             =================================================================================
==============================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......           1.07%           1.46%           (.11%)           4.77%                3.75%
                                             =================================================================================
==============================================================================================================================
Ratios to Average Net Assets+
------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding reorganization expenses .           1.59%           1.61%           1.56%            1.61%                1.48%
                                             =================================================================================
Expenses ................................           1.59%           1.61%           1.56%            1.66%                1.70%
                                             =================================================================================
Investment income--net ..................           2.67%           2.00%           2.12%            2.00%                3.75%
                                             =================================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..    $    60,519     $    97,090     $   130,802      $   139,688          $    64,457
                                             =================================================================================
Portfolio turnover of the Portfolio .....          79.97%          74.53%         107.13%          198.09%               70.92%
                                             =================================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         13

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                 Class C
The following per share data                 -------------------------------------------------------------------------------
and ratios have been derived                                           For the Year Ended June 30,
from information provided in                 -------------------------------------------------------------------------------
the financial statements.                        2006             2005             2004             2003             2002
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......    $     10.07      $     10.13      $     10.36      $     10.14      $     10.18
                                             -------------------------------------------------------------------------------
Investment income--net* .................            .27              .20              .22              .24              .35
Realized and unrealized gain (loss)--net            (.15)            (.05)            (.23)             .23              .03
                                             -------------------------------------------------------------------------------
Total from investment operations ........            .12              .15             (.01)             .47              .38
                                             -------------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ...............           (.28)            (.21)            (.22)            (.25)            (.41)
   Realized gain--net ...................             --               --               --               --             (.01)
                                             -------------------------------------------------------------------------------
Total dividends and distributions .......           (.28)            (.21)            (.22)            (.25)            (.42)
                                             -------------------------------------------------------------------------------
Net asset value, end of year ............    $      9.91      $     10.07      $     10.13      $     10.36      $     10.14
                                             ===============================================================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......           1.17%            1.46%            (.11%)           4.68%            3.75%
                                             ===============================================================================
============================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding reorganization expenses .           1.59%            1.60%            1.56%            1.61%            1.48%
                                             ===============================================================================
Expenses ................................           1.59%            1.60%            1.56%            1.66%            1.68%
                                             ===============================================================================
Investment income--net ..................           2.68%            2.01%            2.12%            2.37%            3.62%
                                             ===============================================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..    $   142,083      $   179,290      $   239,263      $   263,066      $   126,380
                                             ===============================================================================
Portfolio turnover of the Portfolio .....          79.97%           74.53%          107.13%          198.09%           70.92%
                                             ===============================================================================

                                                                               Class I
The following per share data                 ---------------------------------------------------------------------------------
and ratios have been derived                                        For the Year Ended June 30,
from information provided in                 ---------------------------------------------------------------------------------
the financial statements.                        2006            2005            2004             2003                 2002
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......    $     10.10     $     10.16     $     10.39      $     10.17          $     10.21
                                             ---------------------------------------------------------------------------------
Investment income--net* .................            .36             .30             .31              .31                  .45
Realized and unrealized gain (loss)--net            (.15)           (.06)           (.23)             .25                  .02
                                             ---------------------------------------------------------------------------------
Total from investment operations ........            .21             .24             .08              .56                  .47
                                             ---------------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ...............           (.37)           (.30)           (.31)            (.34)                (.50)
   Realized gain--net ...................             --              --              --               --                 (.01)
                                             ---------------------------------------------------------------------------------
Total dividends and distributions .......           (.37)           (.30)           (.31)            (.34)                (.51)
                                             ---------------------------------------------------------------------------------
Net asset value, end of year ............    $      9.94     $     10.10     $     10.16      $     10.39          $     10.17
                                             =================================================================================
==============================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ......           2.11%           2.39%            .81%            5.61%                4.68%
                                             =================================================================================
==============================================================================================================================
Ratios to Average Net Assets+
------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding reorganization expenses .            .67%            .69%            .65%             .70%                 .58%
                                             =================================================================================
Expenses ................................            .67%            .69%            .65%             .75%                 .78%
                                             =================================================================================
Investment income--net ..................           3.61%           2.93%           3.00%            3.29%                4.51%
                                             =================================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..    $   203,377     $   208,777     $   240,749      $   182,654          $    23,325
                                             =================================================================================
Portfolio turnover of the Portfolio .....          79.97%          74.53%         107.13%          198.09%               70.92%
                                             =================================================================================

*     Based on average shares outstanding.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


14      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Financial Highlights (concluded)                 Merrill Lynch Low Duration Fund

                                                                                         Class R
                                                                --------------------------------------------------------
                                                                                                               For the
                                                                           For the Year Ended                  Period
                                                                                June 30,                   Jan. 3, 2003+
The following per share data and ratios have been derived       ---------------------------------------      to June 30,
from information provided in the financial statements.             2006           2005           2004           2003
========================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................    $   10.08      $   10.14      $   10.37      $   10.29
                                                                --------------------------------------------------------
Investment income--net** ...................................          .32            .18            .17            .18
Realized and unrealized gain (loss)--net ...................         (.16)           .01           (.11)           .08
                                                                --------------------------------------------------------
Total from investment operations ...........................          .16            .19            .06            .26
                                                                --------------------------------------------------------
Less dividends from investment income--net .................         (.32)          (.25)          (.29)          (.18)
                                                                --------------------------------------------------------
Net asset value, end of period .............................    $    9.92      $   10.08      $   10.14      $   10.37
                                                                ========================================================
========================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........................         1.58%          1.88%           .56%        2.55%@
                                                                ========================================================
========================================================================================================================
Ratios to Average Net Assets++
------------------------------------------------------------------------------------------------------------------------
Expenses, excluding reorganization expenses ................         1.17%          1.19%          1.16%          1.19%*
                                                                ========================================================
Expenses ...................................................         1.17%          1.19%          1.16%          1.28%*
                                                                ========================================================
Investment income--net .....................................         3.15%          2.46%          2.42%          2.74%*
                                                                ========================================================
========================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...................    $   4,350      $   4,477      $   2,387             --@@
                                                                ========================================================
Portfolio turnover of the Portfolio ........................        79.97%         74.53%        107.13%        198.09%
                                                                ========================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
@     Aggregate total investment return.
@@    Amount is less than $1,000.

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         15

Notes to Financial Statements                    Merrill Lynch Low Duration Fund

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2006 was 100%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade-date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $460,563 has been reclassified between accumulated net realized capital losses allocated from the portfolio and accumulated distributions in excess of net investment income as a result of permanent differences attributable to swap agreements and net paydown loss. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Company has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at


16      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Notes to Financial Statements (continued)        Merrill Lynch Low Duration Fund

annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................              .25%              --
Class B ................................              .25%             .65%
Class C ................................              .25%             .65%
Class R ................................              .25%             .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 21,015              $106,729
Class I ............................              $  5,781              $  7,995
--------------------------------------------------------------------------------

For the year ended June 30, 2006, MLPF&S received contingent deferred sales charges of $159,578 and $28,279 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,333 and $29 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $36,485,602 and $8,275,277 for the years ended June 30, 2006 and June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,868,571       $  78,742,195
Automatic conversion of shares .........            165,449           1,653,466
Shares issued to shareholders in
  reinvestment of dividends ............            720,378           7,200,366
                                              ---------------------------------
Total issued ...........................          8,754,398          87,596,027
Shares redeemed ........................         (5,202,244)        (52,071,208)
                                              ---------------------------------
Net increase ...........................          3,552,154       $  35,524,819
                                              =================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         17,336,740       $ 176,836,015
Automatic conversion of shares .........            175,765           1,785,466
Shares issued to shareholders in
  reinvestment of dividends ............            439,054           4,450,526
                                              ---------------------------------
Total issued ...........................         17,951,559         183,072,007
Shares redeemed ........................         (6,989,888)        (70,905,321)
                                              ---------------------------------
Net increase ...........................         10,961,671       $ 112,166,686
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            764,008       $   7,626,851
Shares issued to shareholders in
  reinvestment of dividends ............            138,454           1,381,959
                                              ---------------------------------
Total issued ...........................            902,462           9,008,810
                                              ---------------------------------
Automatic conversion of shares .........           (165,800)         (1,653,466)
Shares redeemed ........................         (4,267,131)        (42,618,020)
                                              ---------------------------------
Total redeemed .........................         (4,432,931)        (44,271,486)
                                              ---------------------------------
Net decrease ...........................         (3,530,469)      $ (35,262,676)
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,428,872       $  14,486,775
Shares issued to shareholders in
  reinvestment of dividends ............            146,594           1,485,026
                                              ---------------------------------
Total issued ...........................          1,575,466          15,971,801
                                              ---------------------------------
Automatic conversion of shares .........           (176,112)         (1,785,466)
Shares redeemed ........................         (4,666,441)        (47,275,320)
                                              ---------------------------------
Total redeemed .........................         (4,842,553)        (49,060,786)
                                              ---------------------------------
Net decrease ...........................         (3,267,087)      $ (33,088,985)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,003,186       $  39,947,150
Shares issued to shareholders in
  reinvestment of dividends ............            318,879           3,180,745
                                              ---------------------------------
Total issued ...........................          4,322,065          43,127,895
Shares redeemed ........................         (7,784,003)        (77,684,767)
                                              ---------------------------------
Net decrease ...........................         (3,461,938)      $ (34,556,872)
                                              =================================


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         17

Notes to Financial Statements (concluded)        Merrill Lynch Low Duration Fund

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,528,896       $  45,877,649
Shares issued to shareholders in
  reinvestment of dividends ............            298,884           3,026,777
                                              ---------------------------------
Total issued ...........................          4,827,780          48,904,426
Shares redeemed ........................        (10,637,836)       (107,717,469)
                                              ---------------------------------
Net decrease ...........................         (5,810,056)      $ (58,813,043)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,589,347       $  45,878,308
Shares issued to shareholders in
  reinvestment of dividends ............            629,194           6,294,006
                                              ---------------------------------
Total issued ...........................          5,218,541          52,172,314
Shares redeemed ........................         (5,423,759)        (54,309,989)
                                              ---------------------------------
Net decrease ...........................           (205,218)      $  (2,137,675)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,011,080       $  40,763,412
Shares issued to shareholders in
  reinvestment of dividends ............            544,115           5,526,158
                                              ---------------------------------
Total issued ...........................          4,555,195          46,289,570
Shares redeemed ........................         (7,575,842)        (76,949,280)
                                              ---------------------------------
Net decrease ...........................         (3,020,647)      $ (30,659,710)
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            340,042       $   3,397,077
Shares issued to shareholders in
  reinvestment of dividends ............             14,555             145,278
                                              ---------------------------------
Total issued ...........................            354,597           3,542,355
Shares redeemed ........................           (360,251)         (3,595,553)
                                              ---------------------------------
Net decrease ...........................             (5,654)      $     (53,198)
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2005                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            543,812       $   5,499,643
Shares issued to shareholders in
  reinvestment of dividends ............              8,336              84,341
                                              ---------------------------------
Total issued ...........................            552,148           5,583,984
Shares redeemed ........................           (343,231)         (3,464,209)
                                              ---------------------------------
Net increase ...........................            208,917       $   2,119,775
                                              =================================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   6/30/2006          6/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $22,712,664        $19,342,279
                                                  ------------------------------
Total taxable distributions ..............        $22,712,664        $19,342,279
                                                  ==============================

As of June 30, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Accumulated distributions in excess of investment
  income--net ............................................       $   (165,146)
Undistributed long-term capital gains--net ...............                 --
                                                                 ------------
Accumulated distributions in excess of investment
  income--net ............................................           (165,146)
Capital loss carryforward ................................        (22,115,369)*
Unrealized losses--net ...................................        (15,614,843)**
                                                                 ------------
Total accumulated losses--net ............................       $(37,895,358)
                                                                 ============

* On June 30, 2006, the Fund had a net capital loss carryforward of $22,115,369, of which $2,721,252 expires in 2007, $6,549,324 expires in
      2008, $1,140,537 expires in 2009, $971,617 expires in 2011, $1,630,307 expires in 2012, $6,250,370 expires in 2013 and $2,851,962 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

5. Change in Independent Registered Public Accounting Firm:

Effective August 28, 2006, Ernst & Young LLP ("E&Y") resigned as Independent Registered Public Accounting Firm of the Fund.

E&Y's report on the financial statements of the Fund for the past five fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years through June 30, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund engaged Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2007.


18      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Report of Independent Registered Public Accounting Firm
                                                 Merrill Lynch Low Duration Fund

To the Board of Directors of Merrill Lynch Investment Managers Funds, Inc. and Shareholders of Merrill Lynch Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Low Duration Fund as of June 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Low Duration Fund at June 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 9, 2006

Important Tax Information (unaudited)

Of the ordinary income distributions paid monthly by Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. during the year ended June 30, 2006, 3.25% was attributable to federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is provided with respect to the ordinary income distributions paid monthly by Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. for the fiscal year ended June 30, 2006:

--------------------------------------------------------------------------------
               Interest-Related Dividends for Non-U.S. Residents
--------------------------------------------------------------------------------
Month Paid:         July 2005 ......................................     73.35%*
                    August 2005 - December 2005 ....................     86.75%*
                    January 2006 - June 2006 .......................     81.27%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         19

Portfolio Information as of June 30, 2006          Low Duration Master Portfolio

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Corporate Bonds ..................................................         33.1%
Non-Government Agency Mortgage-Backed Securities .................         20.0
Government Agency Mortgage-Backed Securities .....................         11.7
Government & Agency Obligations ..................................          9.2
Asset-Backed Securities ..........................................          8.3
Preferred Stocks .................................................          0.2
Other* ...........................................................         17.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


20      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Schedule of Investments      Low Duration Master Portfolio     (in U.S. dollars)

          Face
        Amount    Asset-Backed Securities+                                  Value
====================================================================================
   $ 3,700,000    Asset Backed Funding Certificates Series 2005-HE2
                    Class M9, 7.231% due 6/25/2035 (a)                  $  3,726,135
                  California Infrastructure Series 1997-1:
        89,682        PG&E-1 Class A7, 6.42% due 9/25/2008                    89,885
       132,741        SCE-1 Class A6, 6.38% due 9/25/2008                    133,037
     3,169,407    Capital One Auto Finance Trust Series 2003-A
                    Class A4A, 2.47% due 1/15/2010                         3,106,089
     2,061,099    Chase Funding Mortgage Loan Asset-Backed
                    Certificates Series 1999-4 Class IA6, 7.407%
                    due 9/25/2011                                          2,056,726
       812,006    Chase Manhattan Auto Owner Trust Series 2003-A
                    Class CTFS, 2.04% due 12/15/2009                         788,695
       378,646    First Franklin Mortgage Loan Asset-Backed
                    Certificates Series 2003-FF5 Class A2, 5.731%
                    due 3/25/2034 (a)                                        377,452
     9,750,000    First Horizon Asset Backed Securities Trust
                    Series 2004-HE4 Class A2, 4.07% due 7/25/2019          9,507,814
     5,731,200    GCO Slims Trust Series 2006-1A Class NOTE,
                    5.72% due 3/01/2022 (b)                                5,586,129
       178,135    GMAC Mortgage Corp. Loan Trust Series 2003-HE2
                    Class A2, 3.14% due 6/25/2025                            177,460
     4,100,000    MBNA Credit Card Master Note Trust Series
                    2001-C3 Class C3, 6.55% due 12/15/2008                 4,102,221
    10,550,000    Residential Asset Mortgage Products, Inc.
                    Series 2003-RZ3 Class A6, 3.40% due 3/25/2033          9,679,489
     6,705,811    Soundview Home Equity Loan Trust Series 2003-2
                    Class A2, 5.973% due 11/25/2033 (a)                    6,752,508
                  WFS Financial Owner Trust:
       490,596        Series 2003-2 Class B, 2.48% due 12/20/2010            486,057
     2,546,359        Series 2003-4 Class B, 2.73% due 5/20/2011           2,495,584
    10,800,000        Series 2004-4 Class A4, 3.44% due 5/17/2012         10,374,840
       381,201    Whole Auto Loan Trust Series 2004-1 Class D,
                    5.60% due 3/15/2011                                      379,560
------------------------------------------------------------------------------------
                  Total Asset-Backed Securities
                  (Cost -- $61,411,997) -- 8.8%                           59,819,681
====================================================================================

                  Government & Agency Obligations
====================================================================================
     4,530,000    Fannie Mae, 4% due 2/28/2007                             4,484,655
                  U.S. Treasury Notes:
     9,940,000        3.625% due 4/30/2007                                 9,804,876
    50,000,000        4% due 8/31/2007 (i)                                49,294,900
     2,900,000        2.625% due 5/15/2008 (d)                             2,769,161
------------------------------------------------------------------------------------
                  Total Government & Agency Obligations
                  (Cost -- $67,516,055) -- 9.8%                           66,353,592
====================================================================================

                  Government Agency
                  Mortgage-Backed Securities+
====================================================================================
                  Fannie Mae Guaranteed Pass-Through Certificates:
       452,002        6.50% due 8/01/2032 - 9/01/2032                        456,033
     4,244,141        8% due 7/01/2027 - 11/01/2032                        4,480,510
                  Fannie Mae Trust:
     8,500,000        Series 2003-17 Class QR, 4.50%
                        due 11/25/2025                                     8,371,243
     3,775,125        Series 2003-23 Class AB, 4% due 3/25/2017            3,617,013
     4,406,486        Series 2003-48 Class HA, 3.50%
                        due 11/25/2017                                     4,132,568
    28,635,107    Freddie Mac Mortgage Participation Certificates,
                    5% due 9/01/2019 - 5/01/2020                          27,593,667
                  Freddie Mac Multiclass Certificates:
     3,096,416        Series 2590 Class XR, 3.25% due 12/15/2013           2,958,925
     7,043,953        Series 2651 Class GA, 2.75% due 7/15/2018            6,404,512
     9,119,314        Series 2673 Class ML, 4% due 12/15/2022              8,910,804
     6,496,250        Series 2677 Class HB, 4% due 3/15/2014               6,237,008
                  Ginnie Mae Trust:
     3,211,367        Series 2002-83 Class A, 3.313%
                        due 4/16/2017                                      3,111,616
    56,577,972        Series 2002-94 Class XB, 2.349%
                        due 11/16/2007                                       787,944
     7,699,780        Series 2005-9 Class A, 4.026% due 5/16/2022          7,440,356
------------------------------------------------------------------------------------
                  Total Government Agency Mortgage-Backed
                  Securities (Cost -- $88,462,107) -- 12.4%               84,502,199
====================================================================================

                  Non-Government Agency
                  Mortgage-Backed Securities+
====================================================================================
Collateralized Mortgage Obligations -- 16.8%
    11,000,000    Ameriquest Mortgage Securities, Inc. Series
                    2004-FR1 Class A5, 4.455% due 5/25/2034               10,667,914
       109,921    BlackRock Capital Finance LP Series 1997-R2
                    Class AP, 6.721% due 12/25/2035 (a)(b)                   109,921
     4,489,159    COMM Series 2004-LB4A Class A1, 3.566%
                    due 10/15/2037                                         4,373,026
     3,945,723    CS First Boston Mortgage Securities Corp.
                    Series 2004-C3 Class A2, 3.913% due 7/15/2036          3,831,385
     1,250,000    Capital Auto Receivables Asset Trust Series 2004-2
                    Class D, 5.82% due 5/15/2012 (b)                       1,222,826
    10,500,000    Countrywide Asset-Backed Certificates Series
                    2004-13 Class AF3, 3.989% due 12/25/2034 (a)          10,392,138
     8,500,000    First National Master Note Trust Series 2003-2
                    Class C, 3.70% due 4/15/2009                           8,435,488
                  GSAA Trust Class AF2 (a):
     6,191,949        Series 2004-10 , 4.22% due 8/25/2034                 6,114,041
     5,908,000        Series 2005-12 , 4.972% due 9/25/2035                5,785,215
     8,915,737    JPMorgan Mortgage Trust Series 2005-A2
                    Class 4A1, 5.209% due 4/25/2035 (a)                    8,557,752
     6,185,127    LB-UBS Commercial Mortgage Trust Series
                    2004-C7 Class A1, 3.625% due 10/15/2029                5,978,281
    19,324,750    Morgan Stanley Mortgage Loan Trust Series
                    2006-3AR Class 2A3, 5.912% due 3/25/2036 (a)          19,264,513
       316,360    Ocwen Residential MBS Corp. Series 1998-R2
                    Class AP, 6.92% due 11/25/2034 (a)(b)                    253,088


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         21

                             Low Duration Master Portfolio     (in U.S. dollars)

          Face    Non-Government Agency
        Amount    Mortgage-Backed Securities+                               Value
====================================================================================
Collateralized Mortgage Obligations (concluded)
                  Popular ABS Mortgage Pass-Through Trust (a):
   $ 4,520,000        Series 2004-5 Class AF2, 3.735%
                        due 12/25/2034                                  $  4,482,476
     3,500,000        Series 2005-1 Class AF3, 4.142%
                        due 5/25/2035                                      3,422,561
     5,476,736    Residential Accredit Loans, Inc. Series 2005-QS12
                    Class A8, 5.50% due 8/25/2035 (a)                      5,480,980
        31,005    Salomon Brothers Mortgage Securities Series 1986-1
                    Class A, 6% due 12/25/2011                                30,900
                  Structured Mortgage Asset Residential Trust:
         6,376        Series 1991-1 Class H, 8.25% due 6/25/2022               6,344
         1,695        Series 1992-3A Class AA, 8% due 10/25/2007               1,696
        67,061    Walsh Acceptance Series 1997-2 Class A, 7.323%
                    due 3/01/2027 (a)(b)                                      26,825
                  Washington Mutual (a):
         3,666        Series 2000-1 Class B1, 9.323%
                        due 1/25/2040 (b)                                      3,665
    16,499,379        Series 2004-AR3 Class A1, 3.918%
                        due 6/25/2034                                     15,844,253
                                                                        ------------
                                                                         114,285,288
====================================================================================
Commercial Mortgage-Backed Securities -- 1.7%
       861,597    Banc of America Commercial Mortgage, Inc.
                    Series 2000-1 Class A1A, 7.109%
                    due 11/15/2008                                           871,770
     4,324,074    Bank of America Mortgage Securities Series 2003-J
                    Class 2A1, 4.094% due 11/25/2033 (a)                   4,210,998
     6,841,262    Greenwich Capital Commercial Funding Corp.
                    Series 2004-GG1 Class A2, 3.835%
                    due 6/10/2036                                          6,673,251
                                                                        ------------
                                                                          11,756,019
====================================================================================
Stripped Mortgage-Backed Securities (c) -- 2.9%
    77,225,777    CS First Boston Mortgage Securities Corp.
                    Series 2003-CPN1 Class ASP, 1.584%
                    due 3/15/2035 (a)                                      3,179,331
    28,440,215    Greenwich Capital Commercial Funding Corp.
                    Series 2002-C1 Class XP, 2.059%
                    due 1/11/2035 (a)                                      1,900,768
    78,251,515    LB-UBS Commercial Mortgage Trust Series
                    2002-C4 Class XCP, 1.475% due 10/15/2035 (a)           2,896,409
                  National Collegiate Student Loan Trust Class AIO:
    16,400,000        Series 2005-2 , 7.73% due 3/25/2012                  4,315,250
    33,292,725        Series 2005-GT1, 6.75% due 12/25/2009                7,053,896
                                                                        ------------
                                                                          19,345,654
------------------------------------------------------------------------------------
                  Total Non-Government Agency
                  Mortgage-Backed Securities
                  (Cost -- $148,724,168) -- 21.4%                        145,386,961
====================================================================================

                  Corporate Bonds
====================================================================================
Aerospace & Defense -- 0.6%
     1,250,000    Goodrich Corp., 6.45% due 4/15/2008                      1,262,315
                  Raytheon Co.:
     1,700,000        6.75% due 8/15/2007                                  1,716,510
       880,000        6.15% due 11/01/2008                                   888,602
                                                                        ------------
                                                                           3,867,427
====================================================================================
Airlines -- 0.4%
       689,360    American Airlines, Inc. Series 2003-1, 3.857%
                    due 1/09/2012                                            651,445
     1,806,006    Systems 2001 Asset Trust Pass-Through Trusts,
                    6.664% due 9/15/2013 (b)                               1,859,680
                                                                        ------------
                                                                           2,511,125
====================================================================================
Automobiles -- 0.8%
                  DaimlerChrysler NA Holding Corp.:
     3,400,000        4.75% due 1/15/2008                                  3,344,407
     2,000,000        4.05% due 6/04/2008                                  1,933,714
                                                                        ------------
                                                                           5,278,121
====================================================================================
Biotechnology -- 0.2%
     1,800,000    Amgen, Inc., 4% due 11/18/2009                           1,711,003
====================================================================================
Capital Markets -- 1.3%
     1,070,000    The Bank of New York Co., Inc., 3.80%
                    due 2/01/2008                                          1,041,212
     2,400,000    The Bear Stearns Cos., Inc., 7.80% due 8/15/2007         2,453,760
     1,000,000    Credit Suisse First Boston USA, Inc., 4.70%
                    due 6/01/2009                                            973,458
     2,220,000    Goldman Sachs Group, Inc., 4.125% due 1/15/2008          2,172,476
     2,510,000    Lehman Brothers Holdings, Inc., 3.60%
                    due 3/13/2009                                          2,380,333
                                                                        ------------
                                                                           9,021,239
------------------------------------------------------------------------------------
Chemicals -- 0.2%
     1,165,000    Potash Corp. of Saskatchewan Inc., 7.125%
                    due 6/15/2007                                          1,178,049
       500,000    Praxair, Inc., 6.625% due 10/15/2007                       505,566
                                                                        ------------
                                                                           1,683,615
====================================================================================
Commercial Banks -- 3.4%
     2,050,000    First Tennessee Bank NA, 5.316% due 12/08/2008           2,023,875
     2,000,000    FleetBoston Financial Corp., 3.85% due 2/15/2008         1,946,122
     2,425,000    HBOS Treasury Services Plc, 3.50%
                    due 11/30/2007 (b)                                     2,357,842
     3,500,000    KeyCorp, 5.29% due 7/23/2007 (a)                         3,507,402
     1,210,000    M&I Marshall & Ilsley Bank, 4.40% due 3/15/2010          1,161,589
     2,425,000    PNC Funding Corp., 4.20% due 3/10/2008                   2,364,899
                  Popular North America, Inc.:
     1,545,000        5.20% due 12/12/2007                                 1,527,359
       670,000        3.875% due 10/01/2008                                  641,038
     1,260,000    Sovereign Bank, 4% due 2/01/2008                         1,227,192
     2,500,000    US Bank NA, 4.125% due 3/17/2008                         2,441,248
     1,500,000    Wachovia Corp., 6.15% due 3/15/2009                      1,516,626
     2,200,000    Wells Fargo & Co., 4% due 8/15/2008                      2,127,198
                                                                        ------------
                                                                          22,842,390
====================================================================================
Commercial Services & Supplies -- 0.8%
     3,300,000    Cendant Corp., 4.89% due 8/17/2006                       3,289,968
     2,010,000    International Lease Finance Corp., 4.35%
                    due 9/15/2008                                          1,951,957
                                                                        ------------
                                                                           5,241,925
====================================================================================


22      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

                             Low Duration Master Portfolio     (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                           Value
====================================================================================
Communications Equipment -- 0.1%
     $ 955,000    Cisco Systems, Inc., 5.269% due 2/20/2009 (a)         $    955,944
====================================================================================
Consumer Finance -- 1.4%
                  Capital One Bank:
     1,310,000        4.875% due 5/15/2008                                 1,290,595
     1,600,000        4.25% due 12/01/2008                                 1,547,629
     3,500,000    HSBC Finance Corp., 4.125% due 12/15/2008                3,382,467
     3,060,000    MBNA Corp., 5.625% due 11/30/2007                        3,057,766
                                                                        ------------
                                                                           9,278,457
====================================================================================
Containers & Packaging -- 0.6%
     3,950,000    Bemis Co., 6.50% due 8/15/2008                           3,998,182
====================================================================================
Diversified Financial Services -- 4.1%
     3,800,000    Citigroup, Inc., 3.50% due 2/01/2008                     3,679,867
     2,700,000    General Electric Capital Corp. Series A, 3.75%
                    due 12/15/2009                                         2,540,689
     1,335,000    General Motors Acceptance Corp., 6.125%
                    due 8/28/2007                                          1,321,039
                  JPMorgan Chase & Co.:
     2,970,000        5.25% due 5/30/2007                                  2,956,216
     4,800,000        3.625% due 5/01/2008                                 4,626,946
                  Links Finance Corp. (a):
     1,500,000        5.579% due 9/15/2010                                 1,500,251
     1,500,000        Series 54, 5.579% due 9/15/2010                      1,500,250
     1,500,000        Series 55, 5.579% due 9/15/2010                      1,497,477
                  Sigma Finance Corp. (e):
     5,500,000        7.67% due 8/15/2011                                  5,500,000
     2,700,000        5.499% due 3/31/2014 (a)                             2,705,246
                                                                        ------------
                                                                          27,827,981
====================================================================================
Diversified Telecommunication Services -- 2.5%
     1,960,000    BellSouth Corp., 5.295% due 11/15/2007 (a)               1,962,444
     2,500,000    Deutsche Telekom International Finance BV,
                    3.875% due 7/22/2008                                   2,416,275
     1,810,000    SBC Communications, Inc., 4.125% due 9/15/2009           1,719,603
     4,250,000    TELUS Corp., 7.50% due 6/01/2007                         4,312,199
     2,250,000    Telecom Italia Capital SA, 4% due 11/15/2008             2,158,400
                  Verizon Global Funding Corp.:
     1,250,000        7.60% due 3/15/2007                                  1,265,398
     3,225,000        4% due 1/15/2008                                     3,143,530
                                                                        ------------
                                                                          16,977,849
====================================================================================
Electric Utilities -- 2.3%
     1,485,000    American Electric Power Co., Inc., 4.709%
                    due 8/16/2007                                          1,466,822
     1,615,000    CC Funding Trust I, 6.90% due 2/16/2007                  1,624,062
     2,430,000    Entergy Gulf States, Inc., 3.60% due 6/01/2008           2,321,481
     1,700,000    FirstEnergy Corp., 5.50% due 11/15/2006                  1,697,982
     3,330,000    National Rural Utilities Cooperative Finance Corp.,
                    3.25% due 10/01/2007                                   3,234,402
     1,970,000    Pepco Holdings, Inc., 5.50% due 8/15/2007                1,962,924
     1,000,000    Progress Energy Inc., 5.85% due 10/30/2008               1,000,052
     1,925,000    Southern California Edison Co., 5.249%
                    due 2/02/2009 (a)                                      1,925,087
       685,000    Xcel Energy, Inc., 3.40% due 7/01/2008                     653,548
                                                                        ------------
                                                                          15,886,360
====================================================================================
Food Products -- 0.5%
     3,415,000    Cadbury Schweppes US Finance LLC, 3.875%
                    due 10/01/2008 (b)                                     3,274,285
====================================================================================
Gas Utilities -- 1.1%
     1,495,000    KeySpan Corp., 4.90% due 5/16/2008                       1,473,133
     4,040,000    NiSource Finance Corp., 5.764%
                    due 11/23/2009 (a)                                     4,044,428
     2,070,000    Panhandle Eastern Pipe Line Series B, 2.75%
                    due 3/15/2007                                          2,025,888
                                                                        ------------
                                                                           7,543,449
====================================================================================
Health Care Providers & Services -- 0.9%
     4,020,000    Columbia/HCA-The Healthcare Co., 7%
                    due 7/01/2007                                          4,042,677
     1,940,000    WellPoint, Inc., 3.75% due 12/14/2007                    1,885,015
                                                                        ------------
                                                                           5,927,692
====================================================================================
Hotels, Restaurants & Leisure -- 0.8%
     1,000,000    Carnival Corp., 3.75% due 11/15/2007                       971,601
     2,420,000    Harrah's Operating Co., Inc., 7.125%
                    due 6/01/2007                                          2,441,676
     1,800,000    Hilton Hotels Corp., 7.95% due 4/15/2007                 1,824,750
                                                                        ------------
                                                                           5,238,027
====================================================================================
Household Durables -- 1.1%
     1,095,000    Centex Corp., 5.399% due 8/01/2007 (a)                   1,095,430
     4,075,000    DR Horton, Inc., 7.50% due 12/01/2007                    4,142,983
     2,420,000    Pulte Homes, Inc., 4.875% due 7/15/2009                  2,334,453
                                                                        ------------
                                                                           7,572,866
====================================================================================
Industrial Conglomerates -- 0.2%
     1,280,000    Textron, Inc., 6.375% due 11/15/2008                     1,298,536
       500,000    Tyco International Group SA, 6.125%
                    due 11/01/2008                                           503,004
                                                                        ------------
                                                                           1,801,540
====================================================================================
Insurance -- 2.3%
     1,570,000    AON Corp., 6.95% due 1/15/2007                           1,577,924
     1,960,000    Hartford Financial Services Group, Inc., 4.70%
                    due 9/01/2007                                          1,935,808
       385,000    Monumental Global Funding II, 3.85%
                    due 3/03/2008 (b)                                        373,604
     2,490,000    The Phoenix Cos., Inc., 6.675% due 2/16/2008             2,495,974
     1,470,000    Protective Life Secured Trust, 5.148%
                    due 1/14/2008 (a)                                      1,472,306
                  Prudential Financial, Inc.:
     3,200,000        4.104% due 11/15/2006                                3,184,118
     1,500,000        3.75% due 5/01/2008                                  1,448,592
     1,910,000    RenaissanceRe Holdings Ltd., 7% due 7/15/2008            1,941,114
     1,250,000    The St. Paul Travelers Cos., Inc., 5.01%
                    due 8/16/2007                                          1,235,731
                                                                        ------------
                                                                          15,665,171
====================================================================================
Machinery -- 0.1%
       375,000    John Deere Capital Corp., 5.40% due 4/07/2010              370,428
       360,000    Timken Co., 6.75% due 8/21/2006                            359,904
                                                                        ------------
                                                                             730,332
====================================================================================
Media -- 2.6%
     2,420,000    Clear Channel Communications, Inc., 4.625%
                    due 1/15/2008                                          2,369,991
                  Comcast Cable Communications:
     2,600,000        8.375% due 5/01/2007                                 2,654,714
     1,200,000        6.20% due 11/15/2008                                 1,211,882
     1,815,000    Cox Communications, Inc., 7.75% due 8/15/2006            1,818,091
     2,600,000    Media General, Inc., 6.95% due 9/01/2006                 2,602,153


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         23

                             Low Duration Master Portfolio     (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                          Value
====================================================================================
Media (concluded)
   $ 1,220,000    News America, Inc., 6.75% due 1/09/2038               $  1,238,010
     2,000,000    Time Warner Companies, Inc., 8.18% due 8/15/2007         2,051,858
     3,545,000    Time Warner, Inc., 6.15% due 5/01/2007                   3,557,159
                                                                        ------------
                                                                          17,503,858
====================================================================================
Multi-Utilities -- 1.3%
       400,000    Ameren Corp., 4.263% due 5/15/2007                         394,673
                  Dominion Resources, Inc.:
     2,395,000        5.687% due 5/15/2008                                 2,387,568
     2,000,000        Series D, 5.125% due 12/15/2009                      1,950,398
     4,040,000    Sempra Energy, 4.621% due 5/17/2007                      4,000,634
                                                                        ------------
                                                                           8,733,273
====================================================================================
Multiline Retail -- 0.1%
       600,000    Target Corp., 5.40% due 10/01/2008                         597,894
====================================================================================
Oil, Gas & Consumable Fuels -- 1.6%
     2,500,000    Burlington Resources Finance Co., 5.60%
                    due 12/01/2006                                         2,498,792
                  MidAmerican Energy Holdings Co.:
     2,250,000        4.625% due 10/01/2007                                2,218,633
     2,000,000        3.50% due 5/15/2008                                  1,918,836
       488,750    Pemex Finance Ltd., 8.45% due 2/15/2007                    493,745
     3,430,000    Pemex Project Funding Master Trust, 6.629%
                    due 6/15/2010 (a)(b)                                   3,502,030
                                                                        ------------
                                                                          10,632,036
====================================================================================
Real Estate Investment Trusts (REITs) -- 0.7%
                  Nationwide Health Properties, Inc.:
     1,400,000        7.60% due 11/20/2028                                 1,482,422
     1,400,000        6.59% due 7/07/2038                                  1,393,580
     2,000,000    Westfield Capital Corp. Ltd., 5.449%
                    due 11/02/2007 (a)(b)                                  2,004,868
                                                                        ------------
                                                                           4,880,870
====================================================================================
Road & Rail -- 1.1%
     6,800,000    CSX Corp., 7.45% due 5/01/2007                           6,890,420
       870,000    Norfolk Southern Corp., 7.35% due 5/15/2007                881,475
                                                                        ------------
                                                                           7,771,895
====================================================================================
Software -- 0.6%
     3,850,000    Oracle Corp. and Ozark Holding, Inc., 5.28%
                    due 1/13/2009 (a)                                      3,852,325
====================================================================================
Thrifts & Mortgage Finance -- 0.9%
     2,150,000    Countrywide Home Loans, Inc., 4.25%
                    due 12/19/2007                                         2,106,407
     4,390,000    Residential Capital Corp., 6.125% due 11/21/2008         4,339,124
                                                                        ------------
                                                                           6,445,531
====================================================================================
Wireless Telecommunication Services -- 0.8%
     5,200,000    Sprint Capital Corp., 6% due 1/15/2007                   5,206,973
------------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost -- $243,830,507) -- 35.4%                        240,459,635
====================================================================================

        Shares
          Held    Preferred Stocks
====================================================================================
Diversified Financial Services -- 0.3%
        17,700    CIT Group, Inc. Series B, 5.189%                         1,728,517
------------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost -- $1,770,000) -- 0.3%                             1,728,517
====================================================================================

          Face
        Amount    Short-Term Securities
====================================================================================
Commercial Paper*
                  Rabobank USA Financial Corp.:
   $ 2,400,000        5.25% due 7/03/2006                                  2,400,000
    33,000,000        5.24% due 7/07/2006                                 32,980,787
                                                                        ------------
                                                                          35,380,787
====================================================================================
Time Deposits
        69,797    Brown Brothers Harriman & Co., 4.50%
                    due 7/03/2006                                             69,797
====================================================================================
U.S. Government Agency Obligations*
    40,900,000    Federal Home Loan Bank System, 5.13%
                    due 7/13/2006                                         40,841,831
====================================================================================

    Beneficial
      Interest
====================================================================================
   $51,000,000    Merrill Lynch Liquidity Series, LLC
                    Money Market Series, 5.22% (f)(g)(h)                  51,000,000
------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $127,292,415) -- 18.8%                        127,292,415
====================================================================================
Total Investments (Cost -- $739,007,249**) -- 106.9%                     725,543,000

Liabilities in Excess of Other Assets -- (6.9%)                          (46,713,068)
                                                                        ------------
Net Assets -- 100.0%                                                    $678,829,932
                                                                        ============


24      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Schedule of Investments (concluded)                Low Duration Master Portfolio
                                                               (in U.S. dollars)

* Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ....................................         $ 739,004,953
                                                                  =============
      Gross unrealized appreciation .....................         $     349,954
      Gross unrealized depreciation .....................           (13,811,907)
                                                                  -------------
      Net unrealized depreciation .......................         $ (13,461,953)
                                                                  =============

+ Asset-backed and mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)   Floating rate security.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)   Represents the interest only portion of a mortgage-backed obligation.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e) Restricted securities as to resale, representing 1.2% of net assets, were as follows:

      --------------------------------------------------------------------------
                                     Acquisition
      Issue                             Date            Cost            Value
      --------------------------------------------------------------------------
      Sigma Finance Corp.:
        7.67% due 8/15/2011           2/13/2004      $5,500,000       $5,500,000
        5.499% due 3/31/2014          3/26/2004       2,700,000        2,705,246
      --------------------------------------------------------------------------
      Total                                          $8,200,000       $8,205,246
                                                     ===========================

(f) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Interest
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                         $51,000,000          $87,485
      --------------------------------------------------------------------------

(g)   Security was purchased with the cash proceeds from securities loans.
(h)   Represents the current yield as of 6/30/2006.
(i)   Security, or a portion of security, is on loan.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration          Face        Unrealized
      Contracts        Issue            Date             Value      Depreciation
      --------------------------------------------------------------------------
        581       2-Year U.S.
                  Treasury Note    September 2006    $118,215,511     $(399,605)
      --------------------------------------------------------------------------

o     Financial futures contracts sold as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                     Expiration          Face         Unrealized
      Contracts       Issue            Date             Value       Appreciation
      --------------------------------------------------------------------------
        803      5-Year U.S.
                 Treasury Note    September 2006     $83,517,068       $481,849
      --------------------------------------------------------------------------

o     Swaps outstanding as of June 30, 2006 were as follows:

    ------------------------------------------------------------------------------------
                                                                             Unrealized
                                                          Notional          Appreciation
                                                           Amount          (Depreciation)
    ------------------------------------------------------------------------------------
    Bought credit default protection on Aon Corp.
      and pay 0.37%

    Broker, Morgan Stanley Capital Services Inc.
      Expires January 2007                               $ 1,725,000        $     (2,505)

    Pay a fixed rate of 2.8025% and receive a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase Bank
      Expires January 2007                               $ 1,725,000              25,501

    Sold credit default protection on WFS Financial
      Owner Trust Series 2003-2 Class C and
      receive 0.41%

    Broker, Morgan Stanley Capital Services Inc.
      Expires December 2010                              $ 1,906,000                 684

    Receive a floating rate based on 1-month
      LIBOR plus 0.47%, which is capped at a fixed coupon of 6% and pay a floating rate based on 1-month LIBOR

    Broker, Credit Suisse First Boston International
      Expires June 2011                                  $37,500,000            (219,858)
    ------------------------------------------------------------------------------------
    Total                                                                   $   (196,178)
                                                                            ============

    See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         25

Statement of Assets and Liabilities                Low Duration Master Portfolio

As of June 30, 2006
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
          Investments in unaffiliated securities, at value (including securities
            loaned of $49,294,500) (identified cost -- $688,007,249) ......................                      $674,543,000
          Investments in affiliated securities, at value (identified cost -- $51,000,000) .                        51,000,000
          Unrealized appreciation on swaps ................................................                            26,185
          Cash ............................................................................                               768
          Receivables:
             Interest .....................................................................    $  5,112,054
             Contributions ................................................................       1,778,310
             Principal paydowns ...........................................................           8,715
             Swaps ........................................................................           4,581
             Securities lending ...........................................................           2,073         6,905,733
                                                                                               ------------
          Prepaid expenses and other assets ...............................................                             3,240
                                                                                                                 ------------
          Total assets ....................................................................                       732,478,926
                                                                                                                 ------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
          Collateral on securities loaned, at value .......................................                        51,000,000
          Unrealized depreciation on swaps ................................................                           222,363
          Payables:
             Withdrawals ..................................................................       2,088,404
             Investment adviser ...........................................................         109,441
             Variation margin .............................................................          97,422
             Other affiliates .............................................................           3,372
             Swaps ........................................................................           1,347         2,299,986
                                                                                               ------------
          Accrued expenses ................................................................                           126,645
                                                                                                                 ------------
          Total liabilities ...............................................................                        53,648,994
                                                                                                                 ------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
          Net assets ......................................................................                      $678,829,932
                                                                                                                 ============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
          Investor's capital ..............................................................                      $692,408,115
          Unrealized depreciation -- net ..................................................                       (13,578,183)
                                                                                                                 ------------
          Net Assets ......................................................................                      $678,829,932
                                                                                                                 ============

      See Notes to Financial Statements.


26      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Statement of Operations                            Low Duration Master Portfolio

For the Year Ended June 30, 2006
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
          Interest ........................................................................                      $ 29,516,929
          Dividends .......................................................................                           130,637
          Securities lending -- net .......................................................                            87,485
                                                                                                                 ------------
          Total income ....................................................................                        29,735,051
                                                                                                                 ------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
          Investment advisory fees ........................................................    $  1,460,904
          Accounting services .............................................................         269,992
          Custodian fees ..................................................................          59,905
          Professional fees ...............................................................          59,299
          Trustees' fees and expenses .....................................................          30,580
          Pricing fees ....................................................................          22,103
          Printing and shareholder reports ................................................           1,294
          Other ...........................................................................          26,054
                                                                                               ------------
          Total expenses ..................................................................                         1,930,131
                                                                                                                 ------------
          Investment income -- net ........................................................                        27,804,920
                                                                                                                 ------------
=============================================================================================================================
Realized & Unrealized Loss -- Net
-----------------------------------------------------------------------------------------------------------------------------
          Realized loss on:
             Investments -- net ...........................................................      (1,869,642)
             Futures contracts and swaps -- net ...........................................        (392,151)
             Options written -- net .......................................................        (170,012)       (2,431,805)
                                                                                               ------------
          Change in unrealized appreciation/depreciation on:
             Investments -- net ...........................................................      (8,341,382)
             Futures contracts and swaps -- net ...........................................         (63,232)       (8,404,614)
                                                                                               ------------------------------
          Total realized and unrealized loss -- net .......................................                       (10,836,419)
                                                                                                                 ------------
          Net Increase in Net Assets Resulting from Operations ............................                      $ 16,968,501
                                                                                                                 ============

      See Notes to Financial Statements.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         27

Statements of Changes in Net Assets                Low Duration Master Portfolio

                                                                                                     For the Year Ended
                                                                                                          June 30,
                                                                                               ------------------------------
Increase (Decrease) in Net Assets:                                                                  2006              2005
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
          Investment income -- net ........................................................    $ 27,804,920      $ 25,892,730
          Realized loss -- net ............................................................      (2,431,805)       (5,914,342)
          Change in unrealized appreciation/depreciation -- net ...........................      (8,404,614)          760,100
                                                                                               ------------------------------
          Net increase in net assets resulting from operations ............................      16,968,501        20,738,488
                                                                                               ------------------------------
=============================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------
          Proceeds from contributions .....................................................     175,591,581       298,036,322
          Fair value of withdrawals .......................................................    (240,264,379)     (332,264,392)
                                                                                               ------------------------------
          Net decrease in net assets derived from capital transactions ....................     (64,672,798)      (34,228,070)
                                                                                               ------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
          Total decrease in net assets ....................................................     (47,704,297)      (13,489,582)
          Beginning of year ...............................................................     726,534,229       740,023,811
                                                                                               ------------------------------
          End of year .....................................................................    $678,829,932      $726,534,229
                                                                                               ==============================

      See Notes to Financial Statements.

Financial Highlights                               Low Duration Master Portfolio

                                                                             For the Year Ended June 30,
The following ratios have been derived from          ---------------------------------------------------------------------------
information provided in the financial statements.        2006            2005            2004            2003            2002
================================================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------------------------
          Total investment return ...............           2.50%           2.80%           1.18%           6.05%           5.59%
                                                     ===========================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
          Expenses ..............................            .28%            .28%            .28%            .28%            .32%
                                                     ===========================================================================
          Investment income -- net ..............           4.00%           3.34%           3.39%           3.73%           5.03%
                                                     ===========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of year (in thousands)     $   678,830     $   726,534     $   740,024     $   739,334     $   512,335
                                                     ===========================================================================
          Portfolio turnover ....................          79.97%          74.53%         107.13%         198.09%          70.92%
                                                     ===========================================================================

      See Notes to Financial Statements.


28      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Notes to Financial Statements                      Low Duration Master Portfolio

1. Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         29

Notes to Financial Statements (continued)          Low Duration Master Portfolio

      variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


30      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Notes to Financial Statements (continued)          Low Duration Master Portfolio

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of .21%.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended June 30, 2006, MLIM, LLC received $38,486 in securities lending agent fees.

In addition, MLPF&S received $2,898 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended June 30, 2006.

For the year ended June 30, 2006, the Portfolio reimbursed FAM $15,736 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales (including paydowns and maturities) of investments, excluding short-term securities, for the year ended June 30, 2006 were $502,687,093 and $531,468,698, respectively.

Transactions in call options written for the year ended June 30, 2006 were as follows:

-------------------------------------------------------------------------------
                                                         Number of     Premiums
                                                         Contracts*    Received
-------------------------------------------------------------------------------
Outstanding call options written, beginning of year ..          --           --
Options written ......................................          67     $ 67,000
Options closed .......................................         (67)     (67,000)
                                                         ----------------------
Outstanding call options written, end of year ........          --     $     --
                                                         ======================

*     One contract represents a notional amount of $1,000,000.

Transactions in put options written for the year ended June 30, 2006 were as follows:

-------------------------------------------------------------------------------
                                                        Number of      Premiums
                                                        Contracts*     Received
-------------------------------------------------------------------------------
Outstanding put options written, beginning of year .           --            --
Options written ....................................           67     $ 195,975
Options closed .....................................          (67)     (195,975)
                                                         ----------------------
Outstanding put options written, end of year .......           --     $      --
                                                         ======================

*     One contract represents a notional amount of $1,000,000.

4. Short-Term Borrowings:

The Trust, on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended June 30, 2006.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         31

Notes to Financial Statements (concluded)          Low Duration Master Portfolio

5. Change in Independent Registered Public Accounting Firm:

Effective August 28, 2006, Ernst & Young LLP ("E&Y") resigned as Independent Registered Public Accounting Firm of the Fund.

E&Y's report on the financial statements of the Fund for the past five fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years through June 30, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund engaged Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2007.

Report of Independent Registered Public Accounting Firm
                                                   Low Duration Master Portfolio

To the Board of Trustees of Fund Asset Management Master Trust and Investor of Low Duration Master Portfolio:

We have audited the accompanying statement of assets and liabilities of Low Duration Master Portfolio, including the schedule of investments, as of June 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Low Duration Master Portfolio at June 30, 2006, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 9, 2006


32      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by Each Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of Fund Asset Management Master Trust (the "Trust") considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). Because Merrill Lynch Investment Managers Funds, Inc. (the "Fund") is a feeder fund that invests all of its assets in the Trust, the Board of Directors of the Fund also considered the New Investment Advisory Agreement.

When voting with respect to the New Investment Advisory Agreement, the Fund votes its interest in the Trust proportionately to the voting instructions received from Fund shareholders. If the New Investment Advisory Agreement is approved by shareholders of the Fund and the Trust's other feeder fund, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

Each Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006. The Fund's Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Fund's Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meetings. In addition, the independent directors/trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/ trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers, expense caps or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         33
      shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in November 2005, each Board performed a full annual review of the investment advisory agreement currently in effect for the Fund/Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.


34      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and
(d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors/trustees did not identify any particular information that was all-important or controlling. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         35

Disclosure of New Investment Advisory Agreement (concluded)

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction.

Based on its review of the materials provided and the fact that each New Investment Advisory Agreement, as well as a new administrative agreement between the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and Trust and noted that the Board expects to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement and administrative agreement are substantially similar to the Current Investment Advisory Agreement and administrative agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. Each Board noted that any such benefits were difficult to quantify


36      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006
with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by Each Board

At the telephonic and in-person meetings held during April and May 2006 at which each Board discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors/trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. Each Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         37

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen        Held by
                           Held with    Time                                                           by Director/    Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustees
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President and Chief Investment Officer of MLIM and    178 Portfolios
            08543-9011     Director/             FAM since 2001; Co-Head (Americas Region) thereof
            Age: 51        Trustee               from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in 1999
                                                 and Executive Vice President thereof from 1991 to
                                                 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


38      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen        Held by
                           Held with    Time                                                           by Director/    Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director/    2002 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ  Trustee      present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director/    2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ  Trustee      present  Massachusetts Institute of Technology from            59 Portfolios
            08543-9095                           1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director/    2000 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ  Trustee      present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986;                                   Corporation
            Age: 71                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman
                                                 thereof from 2002 to 2005, and Chairman thereof
                                                 since 2005; Director, Montpelier Foundation since
                                                 1998 and its Vice Chairman since 2000; Member
                                                 of the Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment Committee
                                                 of the National Trust for Historic Preservation
                                                 since 2000.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         39

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen        Held by
                           Held with    Time                                                           by Director/    Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director/    2002 to  Chairman of the Board of Directors of Vigilant        39 Funds        None
London      Princeton, NJ  Trustee      present  Research, Inc. since 2006; Director of Reflex         59 Portfolios
            08543-9095                           Security since 2006; Director of Cerego, LLC since
            Age: 67                              2006; Director of InnoCentive, Inc. since 2006;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities,
                                                 New York University from 1993 to 2005; and Professor
                                                 thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since 1980;
                                                 Dean, Gallatin Division of New York University from
                                                 1976 to 1993; Distinguished Fellow, Herman Kahn
                                                 Chair, Hudson Institute from 1984 to 1985; Director,
                                                 Damon Corp.1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director/    2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ  Trustee      present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of Governors thereof from 1994 to
                                                 1997; Shareholder, Poole, Kelly & Ramo, Attorneys
                                                 at Law, P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director/    2002 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ  Trustee      present  from 1994 to 2005; Chairman and CEO of Salomon        59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to
            Age: 69                              1995; Chairman of Salomon Brothers Equity Mutual
                                                 Funds from 1992 to 1995; regular columnist with
                                                 Forbes Magazine from 1992 to 2002; Director of
                                                 Stock Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors/Trustees and the Audit Committee.


40      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and                   Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 46        Treasurer             of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
                                                 President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                                 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
John D.     P.O. Box 9011  Vice         2005 to  Managing Director (Global Fixed Income) of MLIM since 2004; Director of MLIM from
Burger      Princeton, NJ  President    present  1998 to 2004; Vice President of MLIM from 1993 to 1998.
            08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Patrick     P.O. Box 9011  Vice         2002 to  Managing Director (Global Fixed Income) of MLIM since 2000; Director of MLIM from
Maldari     Princeton, NJ  President    present  1997 to 2000.
            08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
James       P.O. Box 9011  Vice         2002 to  Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from 1997
Pagano      Princeton, NJ  President    present  to 2004.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Frank       P.O. Box 9011  Vice         2005 to  Managing Director (Global Fixed Income) of MLIM since 2002; Head of the Global
Viola       Princeton, NJ  President    present  Fixed Income Structured Asset Team since 2002; Director of MLIM from 2000 to 2001
            08543-9011                           and Vice President from 1997 to 2000.
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment  Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-06484
800-637-3863


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         41

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


42      MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH LOW DURATION FUND                 JUNE 30, 2006         43

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                             #ML -- 3070 -- 6/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc.

         (a) Audit Fees -            Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (b) Audit-Related Fees -    Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (c) Tax Fees -              Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         Low Duration Master Portfolio of Fund Asset Management Master Trust

         (a) Audit Fees -            Fiscal Year Ending June 30, 2006 - $41,000
                                     Fiscal Year Ending June 30, 2005 - $38,000

         (b) Audit-Related Fees -    Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (c) Tax Fees -              Fiscal Year Ending June 30, 2006 - $6,000
                                     Fiscal Year Ending June 30, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2006 - $6,000
             Fiscal Year Ending June 30, 2005 - $5,700

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: August 23, 2006